UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 31, 2011

JINTAI MINING GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333 - 168803	27-2987974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 48 Qiaodong Road, Sien Town, Huanjiang County Hechi City Guangxi Province, China	547100
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (86 778) 220-5911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Change of E-mail Address

On October 31, 2011 (the “Announcement Date”), Jintai Mining Group, Inc. (the “Company”) changed its business e-mail address to Jintai-mining@189.cn. Effective from the Announcement Date, only the messages sent through the e-mail as stated above can be relied upon by recipients.  Messages from any other e-mail accounts do not speak for the Company.

A copy of the Press Release issued by the Company is attached hereto as Exhibit 99.2.

Exhibit Number	Description
99.2	Press Release dated October 31, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2011	JINTAI MINING GROUP, INC.

By: /s/ Kuizhong Cai
Chairman of the Board of Directors